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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2002

                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-10434                  13-1726769
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                   Identification Number)
     incorporation or
       organization)

        PLEASANTVILLE, NEW YORK                        10570-7000
(Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000


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



ITEM 5.  OTHER EVENTS.
         ------------

     On August 13, 2002, The Reader's Digest Association, Inc. issued the press release attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
          Not applicable

     (b)  PRO FORMA FINANCIAL INFORMATION
          Not applicable

     (c)  EXHIBITS

     NUMBER                               DESCRIPTION
     ------                               -----------

     99.1 Press release issued by The Reader's Digest Association, Inc. on August 13, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    The Reader's Digest Association, Inc.

Date:  August 13, 2002

                                    /s/   C.H.R. DuPree
                                    --------------------------------------
                                    Name:  C.H.R. DuPree
                                    Title: Vice President, Corporate Secretary
                                           and Associate General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1 Press release issued by The Reader's Digest Association, Inc. on August 13, 2002